Net Income (Loss) Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Earnings Per Share [Abstract]
Net Income (Loss) Per Share and Per Unit
Note N—Net Loss Per Share
The numerators and denominators of the basic and diluted net loss per share are computed as follows (in thousands, except per share, unit and per unit data):

	Three Months Ended March 31,
Basic and diluted net loss per share	2022	2021
Numerator:
Net loss	$(18,825)	$(2,437)
Denominator:
Weighted average Shares outstanding—basic and diluted	131,882,556	105,000,000

Basic and diluted net loss per Share	$(0.14)	$(0.02)

As of March 31, 2022, there were outstanding Stock Options to purchase 893,986 shares of common stock at a weighted-average exercise price of $8.57, outstanding private warrants and public warrants to convert to 366,533 shares and 11,959,939 shares, respectively, of common stock at a price of $11.50 per share, convertible notes to convert to 17,931,304 shares of common stock at an initial conversion price of $11.50, and outstanding restricted stock units and performance stock units representing the right to receive 3,148,274 shares and 150,000 shares of common stock, respectively. Because of the net loss incurred during the three months ended March 31, 2022, the impacts of dilutive instruments would have been anti-dilutive for the period presented and have been excluded from loss per share calculations. There were no potentially dilutive instruments for the three months ended March 31, 2021.
On April 7, 2022, the Company issued 649,976 shares of common stock as part of the transaction to acquire ProModel Corporation. Refer to Note R—Subsequent Events for more information on this acquisition.

Note R—Net Income (Loss) Per Share
Prior to the Merger, the membership structure of BigBear.ai Holdings included units which had profit interests. As result of the Merger, which was accounted for as a reverse recapitalization, the Company has retroactively adjusted the weighted averages shares outstanding prior to the Merger to give effect to the exchange ratio used to determine the number of shares of common stock into which they were converted, which is reflected in the denominator of basic and diluted net loss per share for the Successor 2020 Period below.
The numerators and denominators of the basic and diluted net income (loss) per share are computed as follows (in thousands, except per share, unit and per unit data):

	Successor
Basic and diluted net income (loss) per share	Year Ended December 31, 2021	Period from May 22, 2020 through December 31, 2020
Numerator:
Net income (loss)	$(123,552)	$(7,838)
Denominator:
Weighted average Shares outstanding—basic and diluted	107,009,834	105,000,000

Basic and diluted net loss per Share	$(1.15)	$(0.07)

As of December 31, 2021, there were outstanding options to purchase 482,000 shares of common stock at an exercise price of $9.99, outstanding private warrants and public warrants to convert to 366,533 shares and 11,959,939 shares, respectively, of common stock at a price of $11.50 per share, convertible notes to convert to 17,391,304 shares of common stock at an initial conversion price of $11.50, written put options for 9,952,803 shares of common stock at a price of $10.15 per share, and outstanding restricted stock units and performance stock units representing the right to receive 403,300 shares and 150,000 shares of common stock, respectively. The effects of these dilutive instruments have not been presented for the Successor 2021 Period as the effects would be anti-dilutive. There were no potentially dilutive common stock for the Successor 2020 Period.
During the first quarter of 2022, the Company repurchased 9,952,803 shares of common stock from certain investors under the Written Put Options.